PGIM QUANT SOLUTIONS INTERNATIONAL DEVELOPED MARKETS INDEX FUND
R6: PQDMX
SUMMARY PROSPECTUS  |  December 29, 2023
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the Fund online at www.pgim.com/investments. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@pgim.com. The Fund's Prospectus and SAI, both dated December 29, 2023, as supplemented and amended from time to time, and the Fund's Annual Report, dated October 31, 2023, are all incorporated by reference into (legally made a part of) this
Summary Prospectus.
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide investment results that approximate the performance of the MSCI EAFE Index.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None
Maximum account fee (accounts under $10,000)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class R6
Management fee	0.25%
Distribution and service (12b-1) fees	None
Other expenses	0.52%
Acquired Fund fees and expenses	0.01%
Total annual Fund operating expenses	0.78%
Fee waiver and/or expense reimbursement	(0.58)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1,2)	0.20%
(1) PGIM Investments LLC (“PGIM Investments”) has contractually agreed to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.19% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by PGIM Investments for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver has no express termination date and may not be terminated by PGIM Investments without the prior approval of the Fund’s Board of Trustees.
(2) Expense information in the table has been restated to reflect current fees.

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MF243A

Example.  The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
If Shares Are Redeemed

Share Class	1 Year	3 Years	5 Years	10 Years
Class R6	$20	$64	$113	$255
If Shares Are Not Redeemed

Share Class	1 Year	3 Years	5 Years	10 Years
Class R6	$20	$64	$113	$255
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs  and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Fund intends, under normal circumstances, to invest over 80% of its investable assets in securities included in the MSCI EAFE Index (the “Index”) in approximately the same proportions as those of the Index.
MSCI Inc. (“MSCI”) selects countries for the Index. MSCI’s market classification framework includes three criteria: economic development, size and liquidity as well as market accessibility. The Index is free-float adjusted and market-capitalization weighted. The Index is an equity index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the United States and Canada. The Index covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. A company's free float-adjusted market capitalization is calculated by multiplying the number of shares readily available in the market by the price of such shares. As of October 31, 2023, the countries in the Index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of October 31, 2023, the companies included in the Index had market capitalizations ranging from $169 million to $313 billion. The Fund is not sponsored by or affiliated with MSCI.
The principal type of equity and equity-related securities in which the Fund invests is common stock. In addition to common stock, the Fund may invest in a combination of cash-equivalent instruments and stock index futures, with the amount committed at any time as initial margin on open futures positions not to exceed 5% of the Fund’s total assets, and in exchange-traded funds (“ETFs”) up to a maximum of 5% of the total assets of the Fund at time of purchase.
Replication and Sampling Methods. The Fund seeks to replicate the Index to the extent possible, taking into account asset levels, capital flows and trade size, by investing substantially all of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. Where it may not be possible or practicable to purchase all of the securities of the Index, the subadviser may use a sampling strategy based on market capitalization and industry weightings. The subadviser may also use stock index futures and/or ETFs to achieve the Fund’s investment objective. The relative portfolio holdings of the Fund at any time may not be precisely identical to the proportions of holdings of the Index.
Although the Fund invests over 80% of its investable assets in securities that comprise the Index, the Fund may at times hold securities that are either to be added to or have been removed from the Index. When a security is removed from the Index, the Fund will sell it within a reasonable time. In addition, the Fund's holdings may change for other reasons, such as when the Fund receives securities of companies spun off from companies included in the Index.
The subadviser tries to minimize the difference between the investment results of the Fund and those of the Index. Tracking of the Index is monitored regularly. In addition to potential tracking differences, brokerage, transaction costs and other Fund expenses will cause the Fund's return to be lower than the return of the Index.
Although index funds, by their nature, tend to be tax-efficient vehicles, the Fund is managed without regard to tax consequences.
As an index fund, the Fund is not actively managed by portfolio managers who buy and sell securities based on research and analysis.
Principal Risks.  All investments have risks to some degree. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day-to-day and over time.
You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.

An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in the Fund.
The order of the below risk factors does not indicate the significance of any particular risk factor.
Country Risk. Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.
Currency Risk. The Fund's net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity and Equity-Related Securities Risk. Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Exchange-Traded Funds (“ETFs”) Risk. Investing in securities issued by ETFs involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the Fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF (including ETFs managed by the Manager or the subadviser(s)) in which it invests, including advisory fees (to the extent not offset by the Manager through waivers). These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the Fund would be unable to sell its ETF shares unless and until trading is resumed.
Foreign Securities Risk. Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.
In addition, the Fund's investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.
Fund of Funds Risk. The Fund is an investment option for other PGIM Investments-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, the Fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Geographic Concentration Risk. The Underlying Index’s, and therefore the Fund’s, performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the issuers in the Underlying Index are located. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.
Increase in Expenses Risk. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Index Investment Approach Risk. Since the Fund is passively managed, assets are not allocated from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. As a result, the Fund’s performance may be less favorable than that of a portfolio using an active investment strategy. There is no guarantee that the Fund's investment results will have a high degree of correlation to those of the Index. The Fund’s expenses, changes in securities markets, changes in the composition of the Index, errors in index provider data, and the timing of purchases and redemptions of Fund shares, among other things, may affect the correlation between Fund and Index performance. The Fund may not perform as well as other investments if, among other things, the Index declines or performs poorly relative to other related indexes or individual securities or the securities issued by companies that comprise the Index fall out of favor with investors.
Large Capitalization Company Risk. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.
Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.
Market Disruption and Geopolitical Risks. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).
The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Small and Medium Sized Companies Risk. Small and medium sized companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, their prices may fluctuate more than the stocks of larger, more established companies. Historically, small and medium sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and medium sized companies generally are more illiquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
Performance. The following bar chart shows the Fund's performance for Class R6 shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the Fund's average annual returns and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Without the management fee waiver and/or expense reimbursement, if any, the annual total returns would have been lower. Updated Fund performance information, including current net asset value, is available online at www.pgim.com/investments.
The Fund’s total returns prior to December 11, 2023 as reflected in the bar chart and the table are the returns of the Fund when it followed a different investment objective and strategy by investing in securities included in a different index.

Best Quarter:		Worst Quarter:
18.10%	4th Quarter 2022	-22.72%	1st Quarter 2020

[1] The total return for Class R6 shares from January 1, 2023 to	September 30, 2023	was	6.37%
Average Annual Total Returns — Class R6 Shares % (as of 12-31-22)

	One Year	Five Years	Since Inception	Inception Date
Return Before Taxes	-15.24%	1.31%	5.27%	11-17-2016
Return After Taxes on Distributions	-15.72%	0.68%	4.61%	11-17-2016
Return After Taxes on Distributions and Sale of Fund Shares	-8.68%	0.97%	4.08%	11-17-2016
Index % (reflects no deduction for fees, expenses or taxes) (as of 12-31-22)
MSCI EAFE Index*	-14.45%	1.54%	5.64%**
FTSE Developed Markets Ex-North America Net Index	-15.29%	1.28%	5.59%**
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class R6 shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
* Effective December 11, 2023, the Fund’s benchmark changed from the FTSE Developed Markets Ex-North America Net Index to the MSCI EAFE Index. The change in benchmark was made in connection with a change in the Fund’s investment objective and strategy to track the MSCI EAFE Index.
** Since Inception return for the Index is determined from the closest month-end to the Fund’s inception date.
MANAGEMENT OF THE FUND
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Quantitative Solutions LLC	Edward Lithgow, CFA	Vice President and Portfolio Manager	November 2016
		Stacie Mintz, CFA	Managing Director and Head of the Quantitative Equity	February 2021
BUYING AND SELLING FUND SHARES
Class R6
Minimum initial investment	None
Minimum subsequent investment	None

Class R6 shares are available for purchase by certain group retirement plans, institutional investors, and certain other eligible investors but are generally not available for purchase by individuals. Please see “How to Buy, Sell and Exchange Fund Shares —How to Buy Fund Shares —Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.

Notes

By Mail:	Prudential Mutual Fund Services LLC, PO Box 534432, Pittsburgh, PA 15253-4432
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.pgim.com/investments
MF243A